UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:

March 12, 2010

Maine & Maritimes Corporation

(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789		04769
(Address of principal executive offices)		(Zip Code)

207 760 2499

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 12, 2010, Maine & Maritimes Corporation, a Maine corporation (“MAM”), and Emera Inc. issued a joint press release announcing that MAM has entered into a merger agreement with BHE Holdings Inc. of Bangor, ME (BHI), a subsidiary of Emera Inc. (EMA-TSX) relating to the acquisition of MAM by BHI and the other matters described therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated March 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2010

MAINE & MARITIMES CORPORATION

By:  /s/  Brent M. Boyles

        Brent M. Boyles

        President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 12, 2010